UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2010

________________________________

Flagstone Reinsurance Holdings, S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 Val St André, L-1128,
Luxembourg, Grand Duchy of Luxembourg

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  +352 273 515 30

Flagstone Reinsurance Holdings Limited
Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Former name or former address, if changed since last report)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 2, 2010, Flagstone Reinsurance Holdings, S.A. issued a press release reporting its financial results for the quarter ended June 30, 2010 and the availability of its corresponding Investor Financial Supplement relating to its financial results for the quarter ended June 30, 2010.  Copies of the press release and the Investor Financial Supplement are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K.  This Form 8-K and Exhibits 99.1 and 99.2 hereto are each being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and are therefore not to be considered “filed” with the SEC.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 2, 2010, reporting results for the quarter ended June 30, 2010.
99.2	Investor Financial Supplement of Flagstone Reinsurance Holdings, S.A. for the quarter ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/ Patrick Boisvert
Name: Patrick Boisvert
Title: Chief Financial Officer
Date: August 4, 2010

Exhibit Index:

Exhibit No.	Description
99.1	Press Release, dated August 2, 2010, reporting results for the quarter ended June 30, 2010.
99.2	Investor Financial Supplement of Flagstone Reinsurance Holdings, S.A. for the quarter ended June 30, 2010.